UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 29, 2004

GOLDEN CYCLE GOLD CORPORATION

______________________________________________________

(Exact name of registrant as specified in its charter)

Colorado	0-11226	84-1630963
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

____1515 South Tejon, Suite 201, Colorado Springs, CO  80906__

(Address of principal executive offices, including zip code)

_______________(719) 471-9013_______________

(Registrant’s telephone number, including area code)

ITEM 5.

OTHER EVENTS AND REGULATION FD DISCLOSURES

Golden Cycle Gold Corporation published the news release attached as exhibit on 1 May 5, 2004.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

Exhibit 1.  Golden Cycle Gold Corporation news release, “GOLDEN CYCLE GOLD CORPORATION REPORTS CRIPPLE CREEK & VICTOR GOLD MINING COMPANY HAS ANNOUNCED A FURTHER 10% DECREASE IN JOINT VENTURE GOLD PRODUCTION AT ITS CRIPPLE CREEK PRODUCTION FACILITY FOR 2004”, dated May 5, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOLDEN CYCLE GOLD CORPORATION

Date: May 6, 2004

By: /s/ R. Herbert Hampton

R. Herbert Hampton

President

EXHIBIT 1

FOR IMMEDIATE RELEASE:   May 5, 2004

CONTACT:  R. Herbert Hampton

President & CEO

Golden Cycle Gold Corporation

(719) 471-9013

GOLDEN CYCLE GOLD CORPORATION REPORTS CRIPPLE CREEK & VICTOR GOLD MINING COMPANY HAS ANNOUNCED A FURTHER 10% DECREASE IN JOINT VENTURE GOLD PRODUCTION AT ITS CRIPPLE CREEK PRODUCTION FACILITY FOR 2004.

AngloGold Ltd., during an institutional conference call on April 29, 2004, announced that the Cripple Creek & Victor Gold Mining Company's ("CC&V") 2004 gold production will experience a further shortfall of approximately 10% below the 2004 budget forecast of 348,000 troy ounces of gold (310,199).  This announcement by AngloGold was not cleared by your Company, nor was your Company consulted prior to its release, as provided for in the CC&V joint venture agreement.

During the budget formulation process in the fall of 2003, CC&V management reduced 2004 planned gold production from 416,286 troy ounces, as previously set forth in the mine expansion plan completed in 2003, to approximately 348,914 troy ounces.  AngloGold cites slow gold recoveries as the principal reason for a further 10% decrease in estimated 2004 gold production.  Golden Cycle will employ an independent third party to review all aspects of AngloGold's failure to meet its stated production objectives.  These findings will be reported to the shareholders of the Company at the earliest date possible.  It is our intention to take whatever steps are indicated to vindicate the rights of our shareholders.

Golden Cycle Gold Corporation (“Golden Cycle“) (33%) and AngloGold (Colorado) Inc. (“AngloGold”) (67%), a wholly owned subsidiary of AngloGold Ltd., are joint venture partners in CC&V.  AngloGold manages the operations of CC&V which conducts gold mining and recovery operations in the Cripple Creek/Victor mining district of Colorado.

Colorado Springs, CO - Golden Cycle Gold Corporation (PCX: GCC)

Golden Cycle Gold Corporation is listed on the Pacific Exchange, trading under the symbol “GCC” and also trades in the over the counter market under the symbol “GCGC” (1,915,950 shares outstanding).

This letter includes forward-looking statements involving risk and uncertainties that could cause actual results to vary materially from projected results. These include but are not limited to changing commodity prices; differences in ore grades and tons mined from those anticipated; successful mining and milling at currently planned rates; changes in project parameters as plans continue to be refined; continued compliance with environmental permits; the results of current exploration activities and new exploration opportunities; the conclusion of feasibility studies currently under way; and the political and economic risks associated with foreign operations. Please refer to a discussion of these and other factors in the company's 10-K, 10-Q and other Securities and Exchange Commission filings which will be provided to you upon request.